SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 20, 1998




                       AMERICAN BIOGENETIC SCIENCES, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                    (State of jurisdiction of incorporation)


       0-19041                                             11-2655906
(Commission File No.)                          (IRS Employer Identification No.)


           1375 AKRON STREET, COPIAGUE, NEW YORK                   11726
          (Address of Principal Executive Offices)               (Zip Code)


                                  516-789-2600
               (Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.     OTHER EVENTS

            On May 20, 1998, the Company completed a private placement to three accredited investors (the "Investors") of an aggregate of $4,000,000 of 5% Convertible Debentures due May 20, 2001 (the "Debentures") and three series of Warrants to purchase up to an aggregate of 261,228 shares of the Company's Class A Common Stock (the "Warrants").

            The Debentures will become convertible to the extent of 25% of the principal amount thereof commencing on September 17, 1998, with an additional 25% of the principal amount of the Debentures becoming first convertible on each of October 17, 1998, November 16, 1998 and December 16, 1998 (subject to potential acceleration in certain instances) at a conversion price equal to 87% (if converted before November 17, 1998), 86% (if converted between November 17, 1998 and February 14, 1999), 85% (if converted between February 15, 1999 and May 20, 1999) or 84% (if converted after May 20, 1999), respectively, of the average of the closing bid prices of the Company's Class A Common Stock for the five consecutive trading days immediately preceding the date of conversion of the Debentures (the "Variable Conversion Price"); provided, however, that in no event may the conversion price be greater than $1.9375 per share, which was 125% of such average price over the five consecutive trading days prior to the consummation of the transaction (the "Fixed Conversion Price"). Interest on the Debentures is payable only on maturity, conversion, redemption or when other payment is made on the Debentures in cash or, if registered for resale under the Securities Act of 1933, as amended (the "Securities Act"), in shares of the Company's Class A Common Stock valued at the applicable Debenture conversion price. Any Debenture outstanding on May 20, 2001 will be automatically converted into Class A Common Stock of the Company as of that date. In addition, the Company may require conversion of outstanding Debentures after May 20, 2000 if the closing bid price of its Class A Common Stock on the trading day immediately preceding its giving of notice of conversion to Debentureholders is at least $3.0625. In the event the Company would be required to issue more than 4,000,000 shares of its Class A Common Stock upon conversion of all of the Debentures (the "Conversion Limit"), the Company will have the option of: (i) issuing additional shares of Common Stock if stockholder approval has been obtained or if stockholder approval is not required in order to comply with applicable rules of the market upon which its Class A Common Stock is traded or (ii) paying cash to the holder in an amount equal to the principal amount of Debentures being converted plus an amount equal to the number of shares of Class A Common Stock that would be otherwise issuable upon conversion of the Debentures multiplied by the difference between the highest sales price of the Company's Common Stock on the date of conversion and the applicable Debenture conversion price. In the event of a merger or other business combination or corporate reorganization as a result of which the stockholders of the Company immediately prior thereto own in the aggregate less than 50% of the voting power of the ultimate parent resulting from such transaction or the Company transfers all or substantially all of its assets to another person, then the Debentureholders may participate in such transaction as a class on the same basis as if the Debentures had been converted. In the event a purchase, tender or exchange offer is made and accepted by the holders of more than 50% of the voting power of all outstanding shares of Common Stock immediately prior thereto, the holders of the Debentures are entitled to redeem any outstanding Debentures at a redemption price equal to 115% of the then outstanding principal amount of the Debentures plus accrued interest on the Debentures.

            In connection with the sale and issuance of the Debentures, the Company also issued to the Investors the Warrants in series entitling the Investors to purchase, at an exercise price of $1.9141 per share, an aggregate of 65,307 shares of the Company's Class A Common Stock at any time to and including May 19, 2002, 65,307 shares of the Company's Common Stock (subject to pro rata reduction to the extent the original principal amount of the Debentures issued to the Investors is not outstanding on the day such Warrant is first exercised) at any time between November 20, 1998 and November 19, 2002, and 130,614 shares of the Company's Class A Common Stock (subject to pro rata reduction to the extent the original principal amount of the Debentures issued to the Investors is not outstanding on the day such Warrant is first exercised) at any time between May 20, 1999 and May 19, 2003.

            The Debentures and the Warrants contain various anti-dilution adjustments, including, among other things, in the event of stock dividends, splits and combinations, capital reorganizations and, in the case of the Warrants, certain issuances of Class A Common Stock and various common stock equivalents at an effective purchase price per share which is less than the exercise price of the Warrants.

            The Company has also entered into a Registration Rights Agreement with the Investors pursuant to which, among other things, the Company has agreed to file, on or prior to July 19, 1998, a registration statement under the Securities Act covering the shares issuable upon conversion of the Debentures and exercise of the Warrants and to maintain such registration statement effective for, in general, 54 months or, if earlier, the date when all shares subject thereto are sold pursuant to the registration statement or Rule 144 promulgated under the Securities Act ("Rule 144"), or are eligible to be sold under Rule 144 without volume or other limitations. Should such registration statement not be timely filed or become effective by September 17, 1998, the Company will be required to pay each Debentureholder an amount equal to 1% of the principal amount of such holder's Debentures for the first 30 days, 1.5% for the next 30 days and 2% for each 30 days thereafter that the registration statement is not effective. If the registration statement is either not filed or does not become effective by November 16, 1998, holders of Debentures will be entitled to require the Company to redeem their Debentures at a redemption price equal to 130% of the outstanding principal amount thereof, plus accrued interest thereon. All expenses of registration are to be borne by the Company, other than underwriting discounts and selling commissions, and fees and expenses of counsel employed by the Investors in excess of $5,000, which are the obligations of the Investors.

            As compensation for the placement of the Debentures and the Warrants, the Company paid Jesup & Lamont Securities Corporation, the placement agent, a commission of $200,000.

            Each of the three Investors is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act and acknowledged in its Securities Subscription Agreement that it was purchasing the Debentures, the Warrants and the Class A Common Stock issuable upon conversion of the Debentures and exercise of the Warrants for investment for its own account and not with a view towards distribution. The Company believes the exemption afforded under Section 4(2) of the Securities Act is applicable to the issuance of the Debentures and Warrants.

            The  foregoing  is  a  brief  description  of  the  Debentures,  the
Warrants,   the  Registration  Rights  Agreement  and  Securities   Subscription
Agreements, copies or forms of which appear as exhibits to this Report. The foregoing descriptions thereof do not purport to be complete and are qualified in their entirety by reference to such documents.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial statements of businesses acquired: None

            (b)   Pro forma financial information: None

            (c)   Exhibits:

                  Exhibits:

                  4.1      Form of the Company's 5% Convertible Debentures.


                  99.1 Form of Securities Subscription Agreement between the Company and each of the Investors.

                  99.2 Registration Rights Agreement between the Company and each of the Accredited Investors.

                  99.3(a) Form of the Company's Series WA Warrant issued to each of the Investors

                  99.3(b) Form of the Company's Series WB Warrant issued to each of the Investors

                  99.3(c) Form of the Company's Series WC Warrant issued to each of the Investors




                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          AMERICAN BIOGENETIC SCIENCES, INC.
                                                     (Registrant)

Dated:   June 2, 1998                     By: /S/ JOSEF C. SCHOELL
                                              -------------------------
                                              Josef C. Schoell,
                                              Vice President-Finance

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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                  Document
------                  --------

4.1               Form of the Company's 5% Convertible Debentures.

99.1 Form of Securities Subscription Agreement between the Company and each of the Investors.

99.2 Registration Rights Agreement between the Company and each of the Accredited Investors.

99.3(a) Form of the Company's Series WA Warrant issued to each of the Investors

99.3(b) Form of the Company's Series WB Warrant issued to each of the Investors

99.3(c) Form of the Company's Series WC Warrant issued to each of the Investors